Earnings per Share (Tables)	12 Months Ended
Dec. 31, 2018
Earnings Per Share
Schedule of calculations of basic and diluted earnings per common share

(dollars in thousands, except per share data)	2018	2017	2016
Basic earnings per share:
Net income available to shareholders	$10,714	$3,414	$7,282
Basic earnings per share	$1.78	$0.56	$1.19
Diluted earnings per share:
Net income available to shareholders	$10,714	$3,414	$7,282
Average shares outstanding	6,026,971	6,057,920	6,095,727
Effect of dilutive stock options	5,042	5,497	—
Average shares outstanding including dilutive stock options	6,032,013	6,063,417	6,095,727
Diluted earnings per share	$1.78	$0.56	$1.19

Schedule of average market price of the common shares and were considered anti-dilutive

	Weighted average Shares
	December 31,
	2018	2017	2016
Anti-dilutive shares	—	—	48,097